Exhibit 99.1

For further information, contact:
Timothy P. Dimond, Chief Financial Officer
Technology Solutions Company
Phone: 312.228.4500
tim_dimond@techsol.com

Technology Solutions Company
Announces Third Quarter Financial Results

Results in-line with guidance

CHICAGO, November 11, 2003—Technology Solutions Company (TSC) (Nasdaq: TSCC), a systems integration and business consulting firm, today announced its financial results for the quarter ended September 30, 2003.

Third Quarter Results

Revenues before reimbursements for the quarter ended September 30, 2003 were $8.3 million. Third quarter net loss was $2.1 million. These results were in line with guidance previously provided. Cash at September 30 was $43.6 million.

Third Quarter Metrics

➢ Revenues before reimbursements were $8.3 million; Loss per share was $0.05

➢ Utilization was 71 percent

➢ Annualized voluntary turnover was 23 percent

➢ Days sales outstanding were 60 days

➢ Added 5 new clients and a total of 25 new projects with new and existing clients

➢ Total headcount at September 30, 2003 was 220

➢ Cash at September 30, 2003 was $43.6 million

Q3 Commentary and Q4 Outlook

Steve Oresman, chief executive officer of TSC, noted “As we expected, Q3 was a transitional quarter for us, as we refocus our marketing and sales efforts to rebuild the business following the top management change in late June of this year. In addition to maintaining our broad ERP service offerings, we are now formulating new service offerings based on our expertise in specialized areas, including our recently announced Sarbanes-Oxley compliance services. These new initiatives will take some time to penetrate the market, and the overall economic environment for IT services remains difficult. As a result, Q4 will be a financially difficult quarter. However, we believe we are laying the foundation for a return to revenue growth in the future.”

Fourth Quarter 2003 Expectations

The Company is preliminarily forecasting revenues before reimbursements for the fourth quarter of 2003 to be in the range of $7 million to $8 million. The Company expects Q4 earnings results to range from a loss of approximately $2.5 million at the high end of the revenues range ($0.06 per share) to $3.5 million ($0.09 per share) at the low end. (Note that loss amounts are shown on a pre-tax basis, with no anticipated tax benefit.) Depending on revenues and cash collections, the Company expects to end Q4 with a cash balance of approximately $37 million to $39 million.

About Technology Solutions Company

Delivering business benefits to companies through process and technology expertise, Technology Solutions Company (TSC) is a systems integration and business consulting firm that focuses on rapid results. TSC’s core competencies include: enterprise resource management, supply chain management, customer relationship management, support services, and change management and training. Its services span the entire technology lifecycle — from strategy definition and planning; through implementation and integration; to extended support. Headquartered in Chicago, TSC has worked with more than 800 clients worldwide, including 59 of the Fortune 100. For more information, please visit www.techsol.com.

Conference Call

Management from Technology Solutions Company will host a conference call on Wednesday, November 12, 2003 at 8:00 a.m. Central Standard Time to discuss the results of the quarter. The dial-in number for the call is 800.835.9927. For international participants, the dial-in number is 312.461.0953. The conference call will also be available live via the Internet in the Investors section of TSC’s Web site at www.techsol.com. It is recommended that participants using the Internet access the site at least 15 minutes before the conference call begins to download and install any necessary audio software. The call can also be heard online at www.firstcallevents.com. For those who cannot access the live broadcast, a replay of the call will be available until midnight November 19, 2003 by dialing 800.839.6713. The passcode for the replay is 5895439.

ASSUMPTIONS UNDERLYING CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “forecast,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes its expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, our ability to manage the pace of technological change, our ability to manage the current downturn in our industry and the economy in general, the Company’s ability to manage growth and attract and retain employees in the event the economy turns around, the

Company’s ability to accommodate a changing business environment, general business and economic conditions in the Company’s operating regions, market conditions and competitive and other factors, our ability to attract new clients and sell additional work to existing clients and our ability to manage costs and headcount relative to expected revenues, all as more fully described in the Company’s periodic reports filed with the Securities and Exchange Commission from time to time. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, readers, investors and others should not conclude that the Company would make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.

TECHNOLOGY SOLUTIONS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,

	2003	2002	2003	2002

	(unaudited)		(unaudited)
REVENUES:
Revenues before reimbursements	$8,349	$19,088	$33,286	$65,934
Reimbursements	1,092	2,173	3,666	7,463

	9,441	21,261	36,952	73,397

COSTS AND EXPENSES:
Project personnel	6,202	10,419	23,030	36,328
Other project expenses	1,242	3,441	4,477	11,226
Reimbursable expenses	1,092	2,173	3,666	7,463
Management and administrative support	3,243	4,106	11,418	14,899
Restructuring and other (credits) charges	—	(289)	5,211	(289)
Incentive compensation	—	807	311	3,311

	11,779	20,657	48,113	72,938

OPERATING (LOSS) INCOME	(2,338)	604	(11,161)	459

OTHER INCOME:
Net investment income	246	300	693	860

(LOSS) INCOME BEFORE INCOME TAXES	(2,092)	904	(10,468)	1,319
INCOME TAX PROVISION	—	364	16,611	536

NET (LOSS) INCOME	$(2,092)	$540	$(27,079)	$783

BASIC NET (LOSS) EARNINGS PER COMMON SHARE	$(0.05)	$0.01	$(0.67)	$0.02

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	40,583	41,027	40,553	42,268

DILUTED NET (LOSS) EARNINGS PER COMMON SHARE	$(0.05)	$0.01	$(0.67)	$0.02

WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON EQUIVALENT SHARES OUTSTANDING	40,583	41,562	40,553	43,607

TECHNOLOGY SOLUTIONS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	September 30,	December 31,
	2003	2002

	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$43,597	$47,004
Marketable securities	—	1,624
Marketable securities held in trust	6,071	6,735
Receivables, less allowance for doubtful receivables of $740 and $2,377	6,286	11,829
Deferred income taxes	—	7,198
Other current assets	1,270	807

Total current assets	57,224	75,197
COMPUTERS, FURNITURE AND EQUIPMENT, NET	324	719
DEFERRED INCOME TAXES	—	15,614
LONG-TERM RECEIVABLES AND OTHER	7,316	7,714

Total assets	$64,864	$99,244

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,204	$1,099
Accrued compensation and related costs	4,913	9,128
Deferred compensation	6,071	6,735
Restructuring accruals	3,431	466
Other current liabilities	2,540	2,114

Total current liabilities	18,159	19,542
DEFERRED INCOME TAXES DUE TO FORMER SUBSIDIARY	—	6,210

Total liabilities	18,159	25,752

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock, shares issued — 44,695,788; shares outstanding — 40,667,248 and 40,665,141	447	447
Capital in excess of par value	122,082	122,282
Accumulated deficit	(70,311)	(43,232)
Treasury Stock, at cost, 4,028,540 and 4,030,647 shares	(5,740)	(5,853)
Accumulated other comprehensive income (loss):
Unrealized holding gain (loss), net	—	(119)
Cumulative translation adjustment	227	(33)

Total stockholders’ equity	46,705	73,492

Total liabilities and stockholders’ equity	$64,864	$99,244